UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 29, 2003
                                                 -----------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust 2003-7 Mortgage Pass-Through Certificates, Series 2003-7)


            MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                333-106982-06              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)                          (Zip
Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    --------------------------




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        (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------

            On October 29, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Alternative Loan Trust 2003-7 Mortgage Pass-Through Certificates, Series 2003-7, Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 7-A-5, Class 7-A-6, Class 7-A-7, Class 7-A-8, Class 7-A-9, Class 7-A-10, Class 7-A-11, Class 7-A-12, Class 7-A-13, Class 7-A-14, Class 7-A-15, Class 7-A-16, Class 7-A-17, Class 7-A-18, Class 8-A-1, Class 15-PO, Class 30-PO, Class 15-A-X, Class 30-A-X, Class A-LR, Class A-MR, Class A-UR, Class B-1, Class B-2 and Class B-3 certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2003, among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer and a custodian, U.S. Bank National Association, as a custodian, Wachovia Bank, National Association, as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Alternative Loan Trust 2003-7 Mortgage Pass-Through Certificates, Series 2003-7, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.


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



ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of October 1, 2003, among Mortgage Asset Securitization Transactions,
                                          Inc., Wells Fargo Bank Minnesota,
                                          N.A., U.S. Bank National Association,
                                          Wachovia Bank, National Association
                                          and UBS Warburg Real Estate Securities
                                          Inc.



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




            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


November 6, 2003

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name: Glenn McIntyre
                                       Title: Associate Director

                                   By:        /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name: Steve Warjanka
                                       Title:   Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               -------------

4                       Pooling and Servicing Agreement,              E
                        dated as of October 1, 2003, among
                        Mortgage Asset Securitization
                        Transactions, Inc., Wells Fargo Bank
                        Minnesota, N.A., U.S. Bank National
                        Association, Wachovia Bank, National
                        Association and UBS Warburg Real
                        Estate Securities Inc.



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